SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): March 4, 2005



                                SIAM IMPORTS, INC.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Nevada                      000-50834          73-1668122
-------------------------------  ---------------   -------------------
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)    Identification No.)



                            Suite 1801- 1 Yonge Street
                         Toronto, Ontario, Canada M5E 1W7
              ---------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                ((416) 214-3492
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)



                                  (NONE)
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS


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ITEM  4.     CHANGES  IN  REGISTRANT'S CERTIFYING ACCOUNTANT

On March 4, 2005, Registrant's certifying accountant, Clyde Bailey, PC, resigned due to health and other reasons.

Clyde Bailey's audit report on the financial statements for the year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.

The decision to change auditors was recommended to the stockholders and approved by the Board of Directors and by majority vote of the stockholders based solely on the reason that Clyde Bailey, PC, resigned for health reasons.

There have been no disagreements with Clyde Bailey PC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scopes or procedures.

In March 2005, Registrant engaged the services of  Franklin Griffith
& Associates, an independent certified public accounting firm located in Las Vegas, Nevada, as its principal accounting firm to audit its financial statements for the year ended December 31, 2004.
Such engagement was confirmed by majority vote of the Board of Directors and stockholders at special meetings held on March 5, 2005.

Registrant has provided Clyde Bailey, PC, a copy of the disclosures it is making in response to this item and requested he furnish a letter addressed to the Commission stating whether he agrees with its statements, which Mr. Bailey did. A copy of the letter is attached hereto and incorporated herein by this reference as Exhibit 99.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

 The following exhibit is incorporated herein by reference and can be found in its entirety in our original Form 8-K, filed on March 8, 2005, on the SEC website at www.sec.gov, under our SEC
File Number 333-121127:

Exhibit No.    Description
----------     -----------
  99	       Letter of former accountants, Clyde Bailey, PC


                                   Signatures
                                   ----------
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SIAM IMPORTS, INC., Registrant

/s/ Dennis Eldjarnson                Date: March 11, 2005
--------------------------------
By: Dennis Eldjarnson,
    President, Chief Executive
    Officer, Chief Financial
    Officer, Treasurer and
    Principal Accounting Officer

/s/ Deborah Eldjarnson               Date: March 11, 2005
---------------------------------
By: Deborah Eldjarnson, Secretary



/s/ Nutjaree Saengjan                Date: March 11, 2005
---------------------------------
By: Nutjaree Saengjan, Vice
President



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